UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MSC Income Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: Dwayne Hyzak, Chief Executive Officer of MSC Income Fund, Inc. (the “Company”), recorded a video for distribution to stockholders of the Company in connection with the Company’s special meeting of stockholders (the “Special Meeting”) scheduled to be held on December 2, 2024, which video will be first distributed to stockholders on or around September 11, 2024. A transcript of the video is included below. Hi, I’m Dwayne Hyzak, the Chief Executive Officer of MSC Income Fund, and I’m also a stockholder just like you. As previously announced, the Fund is seeking stockholder approval for several proposals that we believe will position the Fund to potentially effect a listing of its shares on a national securities exchange, and position it to access the public debt and equity capital markets and provide the opportunity for future growth. I strongly encourage you to cast your vote as soon as possible for the proposals being presented at the Fund’s upcoming special meeting of stockholders. Whether you own many shares or just a few, your vote is important to the Fund’s future. The Board of Directors and I urge you to vote in favor of the proposals which we believe will create long-term growth and return opportunities for the Fund and its stockholders, while also providing a path to full liquidity for those stockholders seeking such an option. Voting is quick and easy – either by mailing back your completed voting card, or visiting the Fund’s online voting platform at proxyvote.com and entering your control number. You can also vote by phone by dialing 833-501-4819. Please take a moment to vote today and help us position the Fund for growth and expand the liquidity options for our stockholders. Thank you for your continued support and participation. FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements, which are based upon Company management’s current expectations and are inherently uncertain and which involve substantial risks and uncertainties. These forward-looking statements include, without limitation, statements relating to the following: the completion of certain proposed transactions by the Company, including a listing, any potential follow-on public equity offering and the completion of certain other transactions; the Company’s planned transition to focus on its Private Loan investment strategy; the Company’s potential to access additional leverage and to reduce the minimum asset coverage requirement applicable to it under the Investment Company Act of 1940, as amended; the declaration and payment of future dividends; the Company providing a path to an option for full liquidity for its stockholders; the Company or its stockholders achieving any benefits from any of the foregoing; and anticipated approvals relating to the Special Meeting. The use of words such as “anticipates,” “believes,” “intends,” “plans,” “expects,” “projects,” “estimates,” “will,” “should,” “may” and similar expressions identify any such forward-looking statements. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such forward- looking statements are not guarantees or assurances of future performance or events and are subject to various risks and uncertainties. Certain factors could cause actual results, conditions and events to differ materially from those projected or anticipated, including the risks and uncertainties associated with (i) the timing or likelihood of the completion of the proposed transactions by the Company described in the Definitive Proxy Statement (the “Definitive Special Proxy Statement”) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting, (ii) the timing or likelihood of the commencement and/or completion of any listing and/or any potential follow-on public equity offering and uncertainty with respect to the trading levels of shares of the Company’s common stock following any listing, (iii) the possibility that the Company may fail to obtain the requisite stockholder approval for one or more of the proposals to be considered at the Special Meeting (the “Proposals”), (iv) regulatory factors and general economic, political and market conditions at the time of any potential future transaction or event referenced in this communication, as well as other external factors, (v) changes in laws or regulations or interpretations of current laws and regulations that could impact implementation of one or more of the Proposals or the transactions contemplated thereby, (vi) the Company’s plans, expectations, objectives and intentions, as a result of any potential future transaction or event referenced in this communication, and (vii) other factors enumerated in the Company’s filings with the SEC. You should not place undue reliance on such forward-looking statements, which speak only as of the date of this communication. None of the Company or any of its affiliates, including its investment adviser and administrator, MSC Adviser I, LLC (“MSC Adviser”), and its parent company Main Street Capital Corporation (“Main Street”), undertakes any obligation to update any forward-looking statements made herein, unless required by law. Therefore, you should not rely on these forward-looking statements as representing the views of the Company, MSC Adviser, Main Street or any of their affiliates as of any date subsequent to the date of this communication. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future events and results may be materially different from expectations. All forward-looking statements included in this communication are qualified by these cautionary statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transactions referenced in this communication, including seeking to obtain stockholder approval in connection with the Proposals, the Company filed the Definitive Special Proxy Statement with the SEC and delivered it to the Company’s stockholders. The Definitive Special Proxy Statement contains important information about the Company, any proposed transactions and related matters. This communication is not a substitute for the Definitive Special Proxy Statement or for any other document that the Company, MSC Adviser, Main Street or another party may file with the SEC and send to the Company’s stockholders in connection with the proposed transactions. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE SPECIAL PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSALS, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov. PARTICIPANTS IN THE SOLICITATION The Company, MSC Adviser and Main Street, which beneficially owns 2,170,222 shares of the Company’s common stock, and the Company’s and Main Street’s respective directors and officers and certain personnel of MSC Adviser and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals and proposed transactions. Information about the directors and executive officers of the Company is set forth in the Definitive Special Proxy Statement and in its definitive proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 29, 2024. Information about the directors and executive officers of Main Street is set forth in the Definitive Special Proxy Statement and its definitive proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Proposals, and their direct or indirect interests, by security holdings or otherwise, is contained in the Definitive Special Proxy Statement. To the extent holdings of securities by any of the Company’s directors or executive officers have changed since the amounts disclosed in the Definitive Special Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. These documents may be obtained free of charge from the sources indicated above. NO OFFER OR SOLICITATION This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement. Nothing in this communication shall constitute an offer to sell, or a solicitation of an offer to buy, any securities and this communication should not be interpreted or construed as such. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended, or an exemption therefrom.